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                                                                    Exhibit 99.1

[SIGHT RESOURCE CORPORATION LOGO]


                      SIGHT RESOURCE CORPORATION ANNOUNCES
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                       2002 ANNUAL MEETING OF STOCKHOLDERS
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CINCINNATI, OHIO, February 28, 2002 - SIGHT RESOURCE CORPORATION (OTC: VISN), a
leading provider of primary eye care products, services, and managed vision care programs, today announced that its 2002 Annual Meeting of Stockholders has been scheduled for Thursday, May 30, 2002 at 10:00 a.m., Eastern Standard Time, at the corporate headquarters, 6725 Miami Avenue, Cincinnati, Ohio 45243. The record date for the Annual Meeting has been set as April 18, 2002.

To be considered for presentation at the annual meeting of stockholders to be held on May 30, 2002, although not included in the proxy statement relating to the annual meeting, stockholder proposals must be received not earlier than February 28, 2002 and not later than March 31, 2002. Proposals received after that date will not be voted on at the annual meeting of stockholders to be held in 2002. All stockholder proposals should be marked for the attention of the Secretary, Sight Resource Corporation, 6725 Miami Avenue, Suite 102, Cincinnati, OH 45243.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements contained in this news release which are not historical fact are forward-looking statements based upon management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. Risks and additional factors affecting the Company's business including, without limitation, those described under "Business Risks and Cautionary Statements" in the Company's Form 10-K, as amended on Form 10-K/A, for the fiscal year ended December 30, 2000, filed with the Securities and Exchange Commission.


Company Contact:
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Carene Kunkler
Sight Resource Corporation
513-527-9770